UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2005

Commercial Vehicle Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6530 West Campus Way, New Albany, Ohio		43054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-289-5360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

See the disclosure set forth below under Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 7, 2005, CVG Acquisition LLC, a wholly owned subsidiary of Commercial Vehicle Group, Inc. entered into an Agreement of Purchase and Sale with Mayflower Vehicle Systems, Inc., Mayflower Vehicle Systems Michigan, Inc., Wayne Stamping and Assembly LLC and Wayne-Orrville Investments LLC (collectively "Mayflower Vehicle Systems"). Pursuant to the terms of the Agreement of Purchase and Sale, CVG Acquisition LLC acquired substantially all of the assets and liabilities related to Mayflower Vehicle Systems’ North American Commercial Vehicle Operations for cash consideration of $107.5 million. Assets acquired include Mayflower Vehicle Systems’ manufacturing operations in Norwalk and Shadyside, Ohio and in Kings Mountain, North Carolina and a technical facility in the Detroit, Michigan area.

Item 7.01. Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on February 7, 2005 a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registrant furnished in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilites of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8−K, the Registrant will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8−K pursuant to an amendment to this Current Report on Form 8−K not later than seventy one (71) calendar days after the date this current report must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8−K, the Registrant will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8−K pursuant to an amendment to this Current Report of Form 8−K not later than seventy one (71) calendar days after the date this current report must be filed.

(c) Exhibits.

99.1 Acquisition press release dated February 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.

February 7, 2005	By:	/s/ Chad M. Utrup

Name: Chad M. Utrup
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Acquisition press release dated February 7, 2005